Exhibit 10.2

                    FIRST AMENDMENT TO THE HOLDINGS GUARANTY

     FIRST AMENDMENT TO THE HOLDINGS GUARANTY (the "Amendment"), dated as of June 13, 2001, among TRENWICK GROUP LTD., a company organized under the laws of Bermuda ("Holdings") and the Banks party to the Credit Agreement referred to below. Unless otherwise defined herein, capitalized terms used herein and defined in the Holdings Guaranty referred to below are used herein as so defined.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Trenwick America Corporation, a Delaware corporation (the "Borrower"), Trenwick Holdings Ltd., a company organized under the laws of the United Kingdom (the "Account Party"), the lending institutions from time to time party thereto (each a "Bank" and, collectively, the "Banks"), First Union National Bank, as Syndication Agent (the "Syndication Agent"), Fleet National Bank, as Documentation Agent (the "Documentation Agent"), and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"), are party to a Credit Agreement, dated as of November 24, 1999 and amended and restated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

     WHEREAS, Holdings and the Administrative Agent entered into a Holdings Guaranty, dated as of September 27, 2000 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Holdings Guaranty") in order to induce the Banks to make Loans to the Borrower and issue Letters of Credit for the account of the Account Party and Guaranteed Creditors (and Lending Affiliates thereof) to enter into Interest Rate Protection Agreements and Other Hedging Agreements with the Borrower and/or the Account Party; and

     WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Holdings Guaranty as provided herein;

NOW, THEREFORE, it is agreed;

A.   Amendments and Consents

     1. Section 4.04(h) of the Holdings Guaranty is hereby amended to read in its entirety as follows:

          "(h)  Indebtedness  of  the  Borrower  in  an  aggregate   outstanding
     principal amount not to exceed $200,000,000, so long as the maturity date of any such Indebtedness is no earlier than December 31, 2005;"

     2. Section 4.04 of the Holdings Guaranty is hereby further amended by (i) deleting the period appearing at the end of clause (i) thereof and inserting a semi-colon in lieu thereof, and (ii) inserting therein immediately following clause (i) the following new clauses (j), (k), (l) and (m):

          "(j) Indebtedness of Holdings constituting a guaranty of the Trenwick Senior Notes, so long as the terms and conditions of such guaranty are satisfactory to the Administrative Agent;

          (k) Indebtedness of Holdings constituting a guaranty of any Preferred Securities, so long as (i) the obligations under any such guaranty are subordinated to the payment in full of all the Obligations and (ii) the terms and conditions of any such guaranty (including, without limitation, the subordination terms contained therein) are satisfactory to the Administrative Agent;

          (l) Indebtedness of Holdings consisting of a guaranty of the Indebtedness permitted by clause (h) above, so long as (i) the obligations under any such guaranty shall be subordinated to the payment in full of all the Obligations to the same extent (if any) that such Indebtedness is subordinated to the Obligations and (ii) the terms and conditions of any such guaranty (including, without limitation, the subordination terms, if any, contained therein) are satisfactory to the Administrative Agent; and

          (m) Indebtedness of Holdings consisting of a guaranty of the Indebtedness permitted by clause (i) above, so long as (i) the obligations under any such guaranty shall be subordinated to the payment in full of all the Obligations to the same extent (if any) that such Indebtedness is subordinated to the Obligations, (ii) the terms and conditions of any such guaranty (including, without limitation, the subordination terms, if any, contained therein) are satisfactory to the Administrative Agent and (iii) the maturity date of any such Indebtedness guaranteed is no earlier than December 31, 2005."

     3. Section 4.06(a) of the Holdings Guaranty is hereby amended by (i) deleting the text "and" appearing at the end of clause (iv) thereof, (ii) deleting the period at the end of clause (v) and inserting the text"; and" in lieu thereof and (iii) inserting the following new clause (vi) immediately following the end of clause (v):

          "(vi) Holdings may pay regularly accruing dividends on its Qualified Preferred Stock in accordance with the terms thereof so long as no Default or Event of Default exists at such time or would exist immediately after giving effect to the payment of such dividend."

     4. Section 4.08(a) of the Holdings Guaranty is hereby amended by deleting the phrase "preferred stock, so long as (x) no part of such preferred stock is mandatorily redeemable (whether on a scheduled basis or as a result of the occurrence of any event or circumstance) and (y) any dividends associated with such preferred stock are solely payable in kind" appearing therein and (ii) inserting the following new clause in lieu thereof: "Qualified Preferred Stock."

     5. Section 4.11 of the Holdings Guaranty is hereby amended by (i) deleting the term "Trust Preferred Notes" appearing in clause (a) therein and inserting the term "Preferred Securities" in lieu thereof and (ii) deleting the phrase "or the Trust Preferred Notes" appearing in clause (b) therein.

     6. Notwithstanding anything to the contrary contained in Section 4.11 of the Holdings Guaranty, the Trust Preferred Securities Purchase shall be permitted.

     7. The  definition  of the term  "Consolidated  Indebtedness"  contained in
Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

          "'Consolidated Indebtedness' shall mean, at any time, the aggregate outstanding principal amount of all Indebtedness of Holdings and its Subsidiaries at such time determined on a consolidated basis in accordance with GAAP, but excluding therefrom (i) the Contingent Interest Notes and
     (ii) the Letters of Credit and all letters of credit issued under Section 4.04(d) of the Holdings Guaranty (so long as no drawing has occurred thereunder)."

     8. The definition of the term  "Consolidated  Total  Capital"  contained in
Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

          "'Consolidated Total Capital' shall mean, at any time, the sum of (i) Consolidated Indebtedness (determined without giving effect to (x) the enumerated exclusions set forth in clause (i) therein and (y) the enumerated exclusion set forth in clause (ii) of the proviso of the definition of Indebtedness (i.e., the enumerated exclusion for the then issued and outstanding principal amount of Preferred Securities (including Mandatorily Convertible Preferred Securities) to the extent the aggregate principal amount of such Preferred Securities is less than 15% of Consolidated Total Capital)) at such time and (ii) Consolidated Net Worth of Holdings at such time, provided that there shall be excluded from Consolidated Total Capital (to the extent otherwise included therein) the face value of all Trust Preferred Securities purchased pursuant to the Trust Preferred Securities Purchase."

     9. The definition of the term "Consolidated  Interest Expense" contained in
Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

          "'Consolidated Interest Expense' shall mean, for any period and as to any Person, the sum, without duplication, of (i) total cash interest expense (including interest paid in connection with the then issued and outstanding Preferred Securities and the interest component in respect of Capital Lease Obligations in accordance with GAAP) of such Person and its Subsidiaries during such period determined on a consolidated basis in accordance with GAAP, including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements, but excluding however, any amortization of deferred financing costs plus (ii) all dividends on preferred stock paid by such Person during such period."

     10. The definition of the term "Indebtedness" contained in Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

          "'Indebtedness' of any Person shall mean (without duplication) (i) all indebtedness of such Person for borrowed money, (ii) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (iii) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (iv) all Indebtedness of a second Person secured by any Lien on any property owned by such first
     Person, whether or not such Indebtedness has been assumed, (v) the principal portion of all Capitalized Lease Obligations of such Person, (vi) all obligations of such Person to pay a specified purchase price for goods or services whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vii) the net termination obligations of such Person under Interest Rate Agreements and Other Hedging Agreements, calculated as of any date as if such agreement were terminated as of such date, (viii) all obligations of such Person under Financial Reinsurance Agreements and
     (ix) all Contingent Obligations of such Person; provided that Indebtedness shall not include (i) trade payables (including obligations under insurance contracts and reinsurance payables) and accrued expenses, in each case arising in the ordinary course of business and (ii) the then issued and outstanding principal amount of Preferred Securities (including Mandatorily Convertible Preferred Securities) to the extent the aggregate principal amount of such Preferred Securities is less than 15% of Consolidated Total Capital."

     11. The  definition of the term "Interest  Coverage  Ratio" is contained in
Schedule I to the Holdings Guaranty is hereby amended to read in its entirety as follows:

          "'Interest Coverage Ratio' shall mean, for any Test Period, the ratio of (a) Holdings Cash Flow for such Test Period to (b) Consolidated Interest Expense of Holdings for such Test Period; provided that (i) for the Test Period ending on or about December 31, 2000, Consolidated Interest Expense and the portion of Holdings Cash Flow determined by reference to EBITDA shall be the actual such amounts calculated for such Test Period multiplied by 4.00 (other than the portion of Consolidated Interest Expense for such Test Period incurred in connection with then issued and outstanding Preferred Securities which shall be multiplied by 2.00), (ii) for the Test Period ending on or about March 31, 2001, Consolidated Interest Expense and the portion of Holdings Cash Flow determined by reference to EBITDA shall be the actual such amounts calculated for such Test Period multiplied by
     2.00 and (iii) for the Test Period ending on or about June 30, 2001, Consolidated Interest Expense and the portion of Holdings Cash Flow determined by reference to EBITDA shall be the actual such amounts calculated for such Test Period multiplied by 1.33 (other than the portion of Consolidated Interest Expense for such Test Period incurred in connection with then issued and outstanding Preferred Securities which shall be the actual such amounts for such Test Period)."

     12.  Schedule  I of the  Holdings  Guaranty  is hereby  further  amended by
inserting   therein  the  following   new  defined  terms  in  the   appropriate
alphabetical order:

          "'Debentures' shall mean subordinated debt securities issued by Holdings to a Special Purpose Trust in exchange for proceeds of Preferred Securities and common securities of such Special Purpose Trust.

          'Mandatorily Convertible Preferred Securities' shall mean units comprised of (i) Preferred Securities or preferred shares of Holdings and
     (ii) a contract for the sale of ordinary shares of Holdings (including any hybrid capital securities).

          'Preferred Securities' shall mean (i) preferred securities issued by a Special Purpose Trust (including, without limitation, the Trust Preferred Securities) which shall provide, among other things, that dividends shall be payable only out of proceeds or interest payments on the Debentures, or
     (ii) other instruments that may be treated in whole or in part as equity of Holdings or one or more of its Subsidiaries by one or more of the rating agencies while being treated as debt for United States federal income tax purposes.

          'Qualified Preferred Stock' shall mean any preferred stock issued by Holdings, so long as (i) no part of such preferred stock is mandatorily redeemable (whether on a scheduled basis or as a result of the occurrence of any event or circumstance) and (ii) any dividends associated with such preferred stock are solely payable in kind; provided that Holdings may issue Qualified Preferred Stock that allows for cash dividends so long as the aggregate principal amount of such Qualified Preferred Stock issued by Holdings, when added to the aggregate principal amount of Indebtedness incurred by Holdings and its Subsidiaries pursuant to Section 4.04(h), shall not exceed $200,000,000 at any time.

          'Special Purpose Trust' shall mean a special purpose business trust established by Holdings of which Holdings will hold all the common securities, which will be the issuer of Preferred Securities, and which will loan to Holdings (such loan being evidenced by the Debentures) the net proceeds of the issuance and sale of the Preferred Securities and common securities of such Special Purpose Trust.

          'Trust Preferred Securities Purchase' shall mean the purchase by one or more Subsidiaries of Holdings of (i) approximately $23,700,000 of face value Trust Preferred Securities for approximately $18,000,000 in cash during the fiscal quarter ending December 31, 2000, and the fiscal quarter ending March 31, 2001 and (ii) approximately $26,300,000 of face value Trust Preferred Securities."

B. Miscellaneous Provisions

     1. In order to induce the Banks to enter into this Amendment, Holdings hereby represents and warrants that (i) the representations and warranties of Holdings contained in the Holdings Guaranty are true and correct in all material respects on and as of the Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Amendment Effective Date, in each case after giving effect to this Amendment.

     2. This Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Holdings Guaranty or any other Credit Document.

     3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     4. This Amendment shall become effective on the date (the "Amendment Effective Date") when Holdings and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.

     5. From and after the Amendment Effective Date, all references in the Holdings Guaranty and in the other Credit Documents shall be deemed to be referenced to the Holdings Guaranty as modified hereby.

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.


                                              TRENWICK GROUP LTD.



                                              By: /s/ Coleman D. Ross
                                                 ----------------------------
                                              Title:  Chief Financial Officer


                                              [Bank Signature Pages Omitted]